                                                                   Exhibit 10.39

                               MODIFICATION NO. 2


          MODIFICATION NO. 2, dated as of June 26, 1995 (this "Modification"), with respect to:

     (i) the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among Biggers Brothers, Inc., White Swan, Inc., Roanoke Restaurant Service, Inc., F.H. Bevevino & Company, Inc., King's Foodservice, Inc. and each of the other subsidiaries of US Foodservice Inc. from time to time parties thereto (each, an "Originator"), US Foodservice Inc., a Delaware corporation, as Master Servicer (in such capacity, the "Master Servicer"), and USFAR Inc., a Nevada corporation (as successor by merger to USFAR Inc., a Delaware corporation, hereinafter, the "Company");

     (ii) the AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time parties thereto (each, a "Servicer") and Chemical Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"); and

     (iii) the SERIES 1994-1 SUPPLEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Supplement"), among the Company, the Master Servicer and the Trustee under the Pooling and Servicing Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to Section 3.3 of the Supplement (and subject to the satisfaction of the conditions precedent contained therein), the Company is directing the Trust to issue additional Term Certificates in the aggregate principal amount of $15,000,000 (the "Additional Term Certificates");

     WHEREAS, in accordance with Section 9.14 of the Receivables Purchase Agreement, the Company has agreed to the addition of (i) Daniel's Foodservice of Florida Inc., a Delaware corporation, and Goode Foodservice, Inc., a Delaware corporation, as Additional Originators (as defined in the Receivables Purchase Agreement) and (ii) The Ohio Division of White Swan as an Additional White Swan Division (as defined in the Receivables Purchase Agreement);

     WHEREAS, in connection with the addition of the Additional Originators and the Additional White Swan Division, the Company desires to amend (i) the Pooling and Servicing Agreement pursuant to
Section 13.1 thereof and (ii) the Supplement pursuant to Section 10.5 thereof, in each case to facilitate the addition of Additional Originators and Additional White Swan Divisions thereunder; and

     WHEREAS, the parties hereto have agreed to amend each of the Receivables Purchase Agreement, the Pooling and Servicing Agreement and the Supplement in the manner amended herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Pooling and Servicing Agreement and used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     2. Amendments to the Receivables Purchase Agreement. (a) Schedule 1 to the Receivables Purchase Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule 1 in the form of Annex A hereto.

     (b) Schedule 2 to the Receivables Purchase Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof a new
Schedule 2 in the form of Annex B hereto.

     (c) Schedule 5 to the Receivables Purchase Agreement is hereby amended by inserting at the end thereof the following:

     "The Ohio Division of White Swan, Inc.

     Daniel's Foodservice of Florida Inc.
     ------------------------------------

     Daniel's

     US Foodservice Inc. -- Orlando

     US Foodservice Inc. -- Riviera Beach

     US Foodservice Inc. -- CP

     Goode Foodservice, Inc.
     -----------------------

     US Foodservice Inc. -- Atlanta Division"

     (d) Exhibit C to the Receivables Purchase Agreement is hereby amended by deleting such Exhibit in its entirety and inserting in lieu thereof a new Exhibit C in the form of Annex C hereto.

     3. Amendments to the Pooling and Servicing Agreement. (a) Section 1.1 of the Pooling and Servicing Agreement is hereby amended by (i) deleting therefrom the definitions of "Defaulted Receivables Trigger" and "White Swan Divisions" in their entirety and (ii) inserting therein the following new definitions in correct alphabetical order:

          "Additional Servicer Supplement" shall mean an instrument substantially in the form of Exhibit K hereto by which a subsidiary of US Foodservice Inc. becomes a Servicer party to this Agreement.

          "Defaulted Receivables Trigger" shall mean, with respect to each Originator other than White Swan and, in the case of White Swan, each White Swan Division, the number of Days Past Due which is set forth opposite such Originator or such White Swan Division below (and, with respect to any Originator or White Swan Division added after the Initial Closing Date, the "Defaulted Receivables Trigger" set forth on the Additional Originator Supplement for such Originator or such White Swan Division, provided that the Defaulted Receivables Trigger for any such Originator or any such White Swan Division so added shall not exceed 61 Days Past Due):

          Originator/White Swan Divisions          Days Past Due
          -------------------------------          -------------

          F.H. Bevevino & Company, Inc.                61 days
          Biggers Brothers, Inc.                       61 days
          Daniel's Foodservice of Florida, Inc.
            Orlando division                           61 days
            Riviera Beach division                     61 days
            Ft. Myers division                         61 days
            Ormond Beach division
              (d/b/a CP Foodservice)                   31 days
          William E. Davis & Sons                      31 days
          Goode Foodservice, Inc.                      61 days
          King's Foodservice, Inc.                     61 days
          The Ohio Division of White Swan              61 days
          Roanoke Restaurant Service, Inc.             61 days
          Standard Food Service                        61 days
          White Swan Mainframe Divisions               61 days

          'White Swan Divisions' shall mean the following operating divisions of White Swan, the Receivables of which are sold to the Transferor pursuant to the Receivables Purchase Agreement: William E. Davis & Sons, Standard Food Service, The Ohio Division of White Swan and each White Swan Mainframe Division; provided that 'White Swan Divisions' shall (i) exclude any such division which has been terminated as a "White Swan Division" and (ii) include any additional division of White Swan which has been added as a 'White Swan Division', in each case, in accordance with the Receivables Purchase Agreement."

          (b) Article III of the Pooling and Servicing Agreement is hereby amended by changing Section 3.10 thereto to read as follows:

          "Section 3.10. Addition of Servicers. Subject to the terms and conditions thereof, from time to time any subsidiary of US Foodservice Inc. which is added as an Additional Originator (as defined in the Receivables Purchase Agreement) may be added as an additional Servicer hereunder upon (a) execution by such subsidiary of an Additional Servicer Supplement and (b) the prior satisfaction with respect to such subsidiary of each of the conditions precedent set forth in Sections 9.14 and 3.4 of the Receivables Purchase Agreement".

          (c) Section 6.9 of the Pooling and Servicing Agreement is hereby amended by changing a paragraph (d) thereto to read as follows:

         "(d) The Exchangeable Transferor Certificate may not be transferred except in accordance with this Section 6.9."

          (d) Schedule 1 to the Pooling and Servicing Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule 1 in the form of Annex D hereto.

          (e) Schedule 3 to the Pooling and Servicing Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule 3 in the form of Annex B hereto.

          (f) Schedule 4 to the Pooling and Servicing Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule 4 in the form of Annex E hereto.

          (g) The Pooling and Servicing Agreement is hereby further amended by adding an Exhibit K thereto in the form of Annex C hereto.

          4.  Amendment to, and Waiver with Respect to, the Supplement.  (a)
Section 2.1 of the Supplement is hereby amended by (i) deleting therefrom the definitions of "Aged Receivables Denominator" and "Aged Receivables Numerator" in their entirety and (ii) inserting therein the following new definitions in correct alphabetical order:

          'Additional Originator Supplement' shall mean the Additional Originator Supplement (as defined in the Receivables Purchase Agreement).

          'Aged Receivables Denominator' shall mean, with respect to each Originator other than White Swan and, in the case of White Swan, each White Swan Division, the prior Settlement Period which is set forth opposite such Originator or such White Swan Division below (and, with respect to any Originator or White Swan Division added after the Initial Closing Date, the "Aged Receivables Denominator" set forth on the Additional Originator Supplement for such Originator or such White Swan Division, provided that the Aged Receivables Denominator for any such Originator or any such White Swan Division so added shall not be earlier than the 3rd prior Settlement Period):

  Originator/White Swan Divisions        Aged Receivables Denominator
  -------------------------------        ----------------------------

  F.H. Bevevino & Company, Inc.          3rd prior Settlement Period
  Biggers Brothers, Inc.                 3rd prior Settlement Period
  Daniel's Foodservice of Florida Inc.
    Orlando division                     3rd prior Settlement Period
    Riviera Beach division               3rd prior Settlement Period
    Ft. Myers division                   3rd prior Settlement Period
    Ormond Beach division
      (d/b/a CP Foodservice)             2nd prior Settlement Period
  William E. Davis & Sons                2nd prior Settlement Period
  Goode Foodservice, Inc.                3rd prior Settlement Period
  King's Foodservice, Inc.               3rd prior Settlement Period
  The Ohio Division of White Swan        3rd prior Settlement Period
  Roanoke Restaurant Service, Inc.       3rd prior Settlement Period
  Standard Food Service                  3rd prior Settlement Period
  White Swan Mainframe Divisions         3rd prior Settlement Period.

          'Aged Receivables Numerator' shall mean, with respect to each Originator other than White Swan and, in the case of White Swan, each White Swan Division, the number of Days Past Due which is set forth opposite such Originator or such White Swan Division below (and, with due respect to any Originator or White Swan Division added after the Initial Closing Date, the "Aged Receivables Numerator" set forth on the Additional Originator Supplement for such Originator and such White Swan Division, provided that the Aged Receivables Numerator for any such Originator and any such White Swan Division so added shall not exceed 61-90 days):

  Originator/White Swan Divisions        Aged Receivables Numerator
  -------------------------------        --------------------------

  F.H. Bevevino & Company, Inc.                   61-90 days
  Biggers Brothers, Inc.                          61-90 days
  Daniel's Foodservice of Florida, Inc.
    Orlando division                              61-90 days
    Riviera Beach division                        61-90 days
    Ft. Myers division                            61-90 days
    Ormond Beach division
      (d/b/a CP Foodservice)                      31-60 days
  William E. Davis & Sons                         31-60 days
  Goode Foodservice, Inc.                         61-90 days
  King's Foodservice, Inc.                        61-90 days
  The Ohio Division of White Swan                 61-90 days
  Roanoke Restaurant Service, Inc.                61-90 days

  Standard Food Service                           61-90 days
  White Swan Mainframe Divisions                  61-90 days."

          (b) Solely in connection with the issuance of the Additional Term Certificates, the parties hereto hereby agree to waive as a condition to the authentication and delivery by the Trustee the Additional Term Certificates the requirement under Section 3.3(b)(iv) of the Supplement that opinion of counsel relating to the Pennsylvania income tax be delivered to the Trustee.

          5. No Change. Except as expressly provided herein, no term or provision of the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Supplement shall be amended, modified or supplemented, and each term and provision of each of the Receivables Purchase Agreement, Pooling and Servicing Agreement and the Supplement shall remain in full force and effect.

          6. Effectiveness. This Modification shall become effective, and the Additional Originators shall be added as Originators and Servicers under the Related Documents and the Additional White Swan Division shall be added as a White Swan Division under the Related Documents, as of the date hereof upon the Trustee's receipt (or confirmation) of the following:

          (a) (i) executed counterparts of this Modification by the Additional Originators, White Swan, Inc. (on behalf of the Additional White Swan Division), the Company, the Master Servicer, the Originators (in such capacities and in their capacities as Servicers) and the Trustee and (ii) executed consents to this Modification, substantially in the form of Annex F hereto, from the Majority Term Certificateholders (as defined in the Supplement);

          (b) with respect to the amendment to the Receivables Purchase Agreement, the satisfaction of each of the terms and conditions set forth in
Section 3.4 of the Receivables Purchase Agreement;

          (c) with respect to the amendment to the Pooling and Servicing Agreement, the satisfaction of each of the terms and conditions set forth in
Section 13.1 of the Pooling and Servicing Agreement (including, without limitation, the satisfaction of the Rating Agency Condition); and

          (d) with respect to the amendment to the Supplement, the satisfaction of each of the terms and conditions set forth in Section 10.5 of the Supplement and, to the extent applicable, Section 13.1 of the Pooling and Servicing Agreement.

          7. Representations and Warranties. Each of the Transferor, the Master Servicer, the Servicers, the Originators and the Additional Originators hereby confirms that the representations and warranties made by it in the Related Documents are true and correct in all material respects on and as of the date hereof, after giving effect to this Modification, as if made on and as of the date hereof.

          8. Counterparts. This Modification may be executed by the parties hereto in a number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9. GOVERNING LAW. THIS MODIFICATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                              DANIEL'S FOODSERVICE OF FLORIDA INC.



                              By: /s/ Ann B. Cianflone
                                 ---------------------------
                                 Title: Secretary


                              GOODE FOODSERVICE, INC.



                              By: /s/ Ann B. Cianflone
                                 ---------------------------
                                 Title: Secretary


                              WHITE SWAN, INC., as Originator, as Servicer and on behalf of its Ohio Division



                              By: /s/ Ann B. Cianflone
                                 ---------------------------
                                 Title: Secretary


                              USFAR INC.



                              By: /s/ Ann B. Cianflone
                                 ---------------------------
                                 Title: Secretary


                              US FOODSERVICE INC., as Master Servicer



                              By: /s/ Ann B. Cianflone
                                 ---------------------------
                                 Title: Secretary


                              BIGGERS BROTHERS, INC., as Originator and as
                              Servicer



                              By: /s/ Kenneth B. Kozel
                                 ---------------------------
                                 Title: Assistant Secretary

                              F.H. BEVEVINO & COMPANY, INC., as Originator and as Servicer



                              By: /s/ Kenneth B. Kozel
                                 -------------------------------
                                 Title: Assistant Secretary


                              ROANOKE RESTAURANT SERVICE, INC., as Originator and as Servicer



                              By: /s/ Kenneth B. Kozel
                                 -------------------------------
                                 Title: Assistant Secretary


                              KING'S FOODSERVICE, INC., as Originator and as Servicer



                              By: /s/ Kenneth B. Kozel
                                 -------------------------------
                                 Title: Assistant Secretary


                              CHEMICAL BANK, as Trustee



                              By: /s/
                                 -------------------------------
                                 Title:

                         CONSENT TO MODIFICATION NO. 2



          The undersigned Term Certificateholder hereby consents to all of the provisions of Modification No. 2, dated as of June 26, 1995, with respect to each of the following:

          (i) the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among Biggers Brothers, Inc., White Swan, Inc., Roanoke Restaurant Service, Inc., F.H. Bevevino & Company, Inc., King's Foodservice, Inc. and each of the other subsidiaries of US Foodservice Inc. from time to time parties thereto (each, an "Originator"), US Foodservice Inc., a Delaware corporation, as Master Servicer (in such capacity, the "Master Servicer"), and USFAR Inc., a Nevada corporation (as successor by merger to USFAR Inc., a Delaware corporation, hereinafter, the "Company");

          (ii) the AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time parties thereto (each, a "Servicer") and Chemical Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"); and

          (iii) the SERIES 1994-1 SUPPLEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Supplement"), among the Company, the Master Servicer and the Trustee under the Pooling and Servicing Agreement.


Date:  June 26, 1995
                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Term Certificateholder



                              By: /s/
                                 ----------------------------------------------
                                 Name:
                                 Title:

                         CONSENT TO MODIFICATION NO. 2



          The undersigned Term Certificateholder hereby consents to all of the provisions of Modification No. 2, dated as of June 26, 1995, with respect to each of the following:

          (i) the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among Biggers Brothers, Inc., White Swan, Inc., Roanoke Restaurant Service, Inc., F.H. Bevevino & Company, Inc., King's Foodservice, Inc. and each of the other subsidiaries of US Foodservice Inc. from time to time parties thereto (each, an "Originator"), US Foodservice Inc., a Delaware corporation, as Master Servicer (in such capacity, the "Master Servicer"), and USFAR Inc., a Nevada corporation (as successor by merger to USFAR Inc., a Delaware corporation, hereinafter, the "Company");

          (ii) the AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time parties thereto (each, a "Servicer") and Chemical Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"); and

          (iii) the SERIES 1994-1 SUPPLEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Supplement"), among the Company, the Master Servicer and the Trustee under the Pooling and Servicing Agreement.


Date:  June 26, 1995
                              PRUCO LIFE INSURANCE COMPANY, as a Term
                              Certificateholder



                              By: /s/
                                 ----------------------------------------------
                                 Name:
                                 Title:

                         CONSENT TO MODIFICATION NO. 2


          The undersigned Term Certificateholder hereby consents to all of the provisions of Modification No. 2, dated as of June 26, 1995, with respect to each of the following:

          (i) the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among Biggers Brothers, Inc., White Swan, Inc., Roanoke Restaurant Service, Inc., F.H. Bevevino & Company, Inc., King's Foodservice, Inc. and each of the other subsidiaries of US Foodservice Inc. from time to time parties thereto (each, an "Originator"), US Foodservice Inc., a Delaware corporation, as Master Servicer (in such capacity, the "Master Servicer"), and USFAR Inc., a Nevada corporation (as successor by merger to USFAR Inc., a Delaware corporation, hereinafter, the "Company");

          (ii) the AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time parties thereto (each, a "Servicer") and Chemical Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"); and

          (iii) the SERIES 1994-1 SUPPLEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Supplement"), among the Company, the Master Servicer and the Trustee under the Pooling and Servicing Agreement.


Date:  June 26, 1995
                              AUSA LIFE INSURANCE COMPANY, INC.
                              BANKERS UNITED LIFE ASSURANCE COMPANY
                              INTERNATIONAL LIFE INVESTORS INSURANCE
                                COMPANY
                              LIFE INVESTORS INSURANCE COMPANY OF
                                AMERICA
                              MONUMENTAL LIFE INSURANCE COMPANY
                              FFL LIFE INSURANCE COMPANY, each as a
                                Term Certificateholder



                              By: /s/
                                 ----------------------------------------------
                                 Name:
                                 Title:

                         CONSENT TO MODIFICATION NO. 2



          The undersigned Term Certificateholder hereby consents to all of the provisions of Modification No. 2, dated as of June 26, 1995, with respect to each of the following:

          (i) the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among Biggers Brothers, Inc., White Swan, Inc., Roanoke Restaurant Service, Inc., F.H. Bevevino & Company, Inc., King's Foodservice, Inc. and each of the other subsidiaries of US Foodservice Inc. from time to time parties thereto (each, an "Originator"), US Foodservice Inc., a Delaware corporation, as Master Servicer (in such capacity, the "Master Servicer"), and USFAR Inc., a Nevada corporation (as successor by merger to USFAR Inc., a Delaware corporation, hereinafter, the "Company");

          (ii) the AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time parties thereto (each, a "Servicer") and Chemical Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"); and

          (iii) the SERIES 1994-1 SUPPLEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Supplement"), among the Company, the Master Servicer and the Trustee under the Pooling and Servicing Agreement.


Date:  June 26, 1995
                              THE TRAVELERS INSURANCE COMPANY, as a Term
                              Certificateholder



                              By: /s/
                                 ----------------------------------------------
                                 Name:
                                 Title:

                         CONSENT TO MODIFICATION NO. 2



          The undersigned Term Certificateholder hereby consents to all of the provisions of Modification No. 2, dated as of June 26, 1995, with respect to each of the following:

          (i) the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among Biggers Brothers, Inc., White Swan, Inc., Roanoke Restaurant Service, Inc., F.H. Bevevino & Company, Inc., King's Foodservice, Inc. and each of the other subsidiaries of US Foodservice Inc. from time to time parties thereto (each, an "Originator"), US Foodservice Inc., a Delaware corporation, as Master Servicer (in such capacity, the "Master Servicer"), and USFAR Inc., a Nevada corporation (as successor by merger to USFAR Inc., a Delaware corporation, hereinafter, the "Company");

          (ii) the AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time parties thereto (each, a "Servicer") and Chemical Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"); and

          (iii) the SERIES 1994-1 SUPPLEMENT, dated as of October 27, 1994 (as amended, supplemented or otherwise modified from time to time, the "Supplement"), among the Company, the Master Servicer and the Trustee under the Pooling and Servicing Agreement.


Date:  June 26, 1995
                              ALLSTATE LIFE INSURANCE COMPANY, as a Term
                              Certificateholder



                              By: /s/
                                 ----------------------------------------------
                                 Name:
                                 Title:



                              By: /s/
                                 -----------------------------------------------
                                 Name:
                                 Title: